Exhibit 10.26

FIRST AMENDMENT dated as of October 1, 2020 (this “Amendment”), to the CREDIT AGREEMENT dated as of August 5, 2020 (the “Credit Agreement”), among EXPEDIA GROUP, INC., a Delaware corporation (the “Company”), Expedia Group International Holdings III, LLC, a Delaware limited liability company (the “Borrower”), the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent and London Agent.
WHEREAS, the Lenders have agreed to extend credit to the Borrower under the Credit Agreement on the terms and subject to the conditions set forth therein;
WHEREAS, the Company has requested that the Lenders agree to effect certain amendments to the Credit Agreement as set forth herein; and
WHEREAS, the parties hereto, which include Lenders constituting the Required Lenders as of the First Amendment Effective Date (as defined below), are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Credit Agreement (as amended hereby).
SECTION 2. Amendment of Credit Agreement. Effective as of the First Amendment Effective Date:
iii.The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:
“First Amendment” means the First Amendment, dated as of October 1, 2020, to this Agreement.
“SilverRail” means SilverRail Technologies, Inc., a Delaware corporation.
“SilverRail Transactions” means, collectively, the disposition by Expedia, Inc., a Washington corporation, of its Equity Interests in SilverRail to one or more of the other Persons that are not Affiliates of the Company and that hold Equity Interests in SilverRail immediately prior to such disposition (or to any Affiliate of any such Person), including any such disposition in the form of a contribution by Expedia, Inc. of such Equity Interests to SilverRail or an exchange of such Equity Interests for the Equity Interests

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referred to in clause (a) below, and the consummation of the related transactions, including (a) the receipt by the Company or any Subsidiary of certain warrants in respect of Equity Interests in SilverRail and (b) the cancellation of certain Indebtedness owed by SilverRail to the Company or any Subsidiary, in each case, substantially consistent in all material respects with the terms thereof set forth in the document titled “SilverRail Management Buyout” dated August 31, 2020 that has been provided by the Company to the Administrative Agent in connection with the First Amendment.
iv.The definition of “Material Subsidiary” in Section 1.01 of the Credit Agreement is hereby amended by adding the text “(or such longer period as the Administrative Agent may agree to in writing)” immediately after “within 30 days of the Closing Date” therein.
v.The last paragraph of Section 6.01 of the Credit Agreement is hereby amended by deleting “6.01(u),” in clause (i) thereof.
vi.The last paragraph of Section 6.02 of the Credit Agreement is hereby amended by inserting the following text immediately after “6.02(e)” therein: “(except to the extent solely securing obligations of a Borrower Group Member)”.
vii.The first paragraph of Section 6.05 of the Credit Agreement is hereby amended by deleting “and” at the end of clause (i) thereof, replacing the period at the end of clause (j) thereof with “, and” and inserting the following new clause (k) immediately after clause (j) thereof:
(k) to the extent constituting a Restricted Payment, the Company and its Subsidiaries may consummate the SilverRail Transactions.
viii.Section 6.06 of the Credit Agreement is hereby amended by deleting “and” at the end of clause (p) thereof, replacing the semicolon at the end of clause (q) thereof with “and” and inserting the following new clause (r) immediately after clause (q) thereof:
(r) transactions with SilverRail and its Subsidiaries that comprise the SilverRail Transactions;
ix.Section 6.08 of the Credit Agreement is hereby amended by replacing “[reserved];” in clause (k) thereof with the following:
the SilverRail Transactions;
x.Section 6.12 of the Credit Agreement is hereby amended by (i) deleting “and” at the end of clause (v) thereof, replacing the period at the end of clause (w) thereof with “; and” and inserting the following new clause (x) immediately after clause (w) thereof: “(x) Investments pursuant to, or arising from, the SilverRail Transactions.” and
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(ii) replacing “Section 6.08(m)” in clause (i) of the last paragraph thereof with “Section 6.08(k), 6.08(m)”.
SECTION 3. Representations and Warranties. Each of the Company and the Borrower represents and warrants to the Lenders that:
iii.This Amendment has been duly executed and delivered by each of the Company and the Borrower and (assuming due execution by the parties hereto other than the Company and the Borrower) constitutes a legal, valid and binding obligation of the Company and the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
iii.Before and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects (in all respects in the case of representations and warranties qualified by materiality in the text thereof) on and as of the First Amendment Effective Date with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were so true and correct as of such earlier date.
iv.As of the First Amendment Effective Date, before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
SECTION 4. Effectiveness. This Amendment shall become effective as of the first date (the “First Amendment Effective Date”) on which the Administrative Agent shall have signed a counterpart of this Amendment and shall have received from the Company, the Borrower and Lenders constituting at least the Required Lenders a counterpart of this Amendment executed by such Person (which, subject to Section 9.06(b) of the Credit Agreement, may include any Electronic Signatures transmitted by fax, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page of this Amendment). The Administrative Agent shall notify the Company and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 5. Effect of this Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agents or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations,
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covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
iii.On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
SECTION 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument.
SECTION 8. Fees and Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent. All fees shall be payable in immediately available funds and shall not be refundable.
SECTION 9. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
SECTION 10. Incorporation by Reference. The provisions of Sections 9.06(b), 9.07, 9.09(b), 9.09(c), 9.09(d), 9.10 and 9.11 of the Credit Agreement are hereby incorporated by reference as if set forth in full herein, mutatis mutandis.
[Signature Pages Follow]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

EXPEDIA GROUP, INC.,
by:
/s/ Robert J. Dzielak
Name: Robert J. Dzielak Title: Chief Legal Officer & Secretary

EXPEDIA GROUP INTERNATIONAL HOLDINGS III, LLC,
by:
/s/ Robert J. Dzielak
Name: Robert J. Dzielak Title: Chief Legal Officer & Secretary

[Signature Page to First Amendment]

Exhibit 10.26

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, by:
/s/ John G. Kowalczuk
Name: John G. Kowalczuk Title: Executive Director

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SIGNATURE PAGE TO
FIRST AMENDMENT TO
CREDIT AGREEMENT DATED AS OF AUGUST 5, 2020 OF
EXPEDIA GROUP INTERNATIONAL HOLDINGS III, LLC

Name of Institution: Bank of America, N.A.
by:
/s/ Marie Harrison
Name: Marie Harrison Title: Director

Exhibit 10.26

BNP Paribas:
by:
/s/ Barbara Nash
Name: Barbara Nash Title: Managing Director

BNP Paribas:[1]
by:
/s/ Stefano Locatelli
Name: Stefano Locatelli Title: Vice President

1 For any institution requiring a second signature line.

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Exhibit 10.26

Mizuho Bank, Ltd.
by:
/s/ Tracy Rahn
Name: Tracy Rahn Title: Executive Director

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Exhibit 10.26

Name of Institution: HSBC Bank USA, National Association
by:
/s/ Chris Burns
Name: Chris Burns Title: Senior Vice President

Name of Institution:[1]
by:

Name: Title:

For any institution requiring a second signature line.

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Exhibit 10.26

Name of Institution: MUFG BANK, LTD.

by:
/s/ Ted Jurgielewicz
Name: Ted Jurgielewicz Title: Vice President

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Exhibit 10.26

Name of Institution: Royal Bank of Canada
by:
/s/ Jenny Wang
Name: Jenny Wang Title: Vice President

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Exhibit 10.26

Name of Institution: Sumitomo Mitsui Banking Corporation
by:
/s/ Jun Ashley
Name: Jun Ashley Title: Director

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Exhibit 10.26

Name of Institution: U.S. Bank National Association
by:
/s/ Lukas Coleman
Name: Lukas Coleman Title: Vice President

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Exhibit 10.26

Name of Institution: The Bank of Nova Scotia
by:
/s/ Frans Braniotis
Name: Frans Braniotis Title: Managing Director

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Exhibit 10.26

Name of Institution: Goldman Sachs Bank USA
by:
/s/ Mahesh Mohan
Name: Mahesh Mohan Title: Authorized Signatory

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Exhibit 10.26

Standard Chartered Bank:
by:
/s/ James Beck
Name: James Beck Title: Associate Director

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